PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2024
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment

Property and equipment consisted of the following as of December 31 (in thousands):

	2024	2023
Computer hardware	$2,652	$2,587
Office furniture and equipment	971	971
Leasehold improvements	41	41
	3,664	3,599

Less: accumulated depreciation and amortization	(3,065)	(2,625)
Property and equipment, net	$599	$974